Exhibit 99.1

Fortune Brands Reports Second Quarter Sales and EPS Growth; Continued Progress in Plan for Growth in a More Modest Housing Market

Highlights from continuing operations reflect solid execution:

  Q2 2019 sales increased 5 percent year-over-year to $1.5 billion; 6 percent excluding FX
  Q2 2019 EPS $0.97; EPS before charges/gains increased 3 percent to $1.03
  Global Plumbing Group continues to outperform end markets; significant expansion of wholesale distribution in Fiberon composite decking
  Company moderates full-year 2019 EPS outlook on softer overall housing market: EPS before charges/gains outlook now $3.53 – $3.67 on sales growth of 5.5 – 6.5 percent

DEERFIELD, Ill.--(BUSINESS WIRE)--August 1, 2019--Fortune Brands Home & Security, Inc. (NYSE: FBHS), an industry-leading home and security products company, today announced second quarter 2019 results.

“In the second quarter our teams continued to execute at a high level in a soft market. The Global Plumbing Group continued to deliver above market growth and margin. Our cabinets pivot plan continued to reshape the business, with solid growth and margins in our focus segments. In our newly acquired composite decking business, we demonstrated the power of our Therma-Tru channel strength by adding a number of distribution partnerships, including the addition of OrePac Building Products, a large wholesale customer which greatly expands our presence in the entire western United States—a critical market for outdoor living products,” said Chris Klein, chief executive officer, Fortune Brands. “I am proud of the progress we have made, particularly in a market that now looks as if it will grow only in the 2 to 2.5 percent range in 2019. We remain focused on our long-term value drivers, and we continue to execute on the plans for profitable growth in a modestly growing housing market that we highlighted at our February Investor Day.”

Second Quarter 2019

For the second quarter of 2019, sales were $1.5 billion, an increase of 5 percent over the second quarter of 2018. Earnings per share were $0.97, compared to $0.88 in the prior-year quarter. EPS before charges/gains were $1.03, compared to $1.00 the same quarter last year. Operating income was $202.4 million, compared to $188.6 million in the prior-year quarter. Operating income before charges/gains was $212.0 million, compared to $209.2 million the same quarter last year.

“Housing activity in the second quarter came in below our modest expectation—which was a headwind to our businesses along with wet weather conditions, particularly in May,” said Klein. “In response, we’ve continued to manage costs tightly across our businesses, while investing where we continue to see demand surge—particularly in value cabinetry products, and composite decking,” continued Klein.

For each segment in the second quarter of 2019, compared to the prior-year quarter:

  Plumbing sales increased 5 percent, and increased 6 percent excluding FX. Operating margin before charges/gains was 22.6 percent.
  Cabinet sales were flat versus the prior year, and increased 1 percent in the U.S. Low double-digit growth in value products was offset by softness in premium, semi-custom and Canada. Operating margin before charges/gains was 10.6 percent.
  Doors & Security sales increased 19 percent, driven by the recent Fiberon acquisition. Segment operating margin before charges/gains was 13.7 percent.

Annual Outlook for 2019

The Company’s 2019 annual outlook is based on a U.S. home products market growth assumption of 2 to 2.5 percent (from 2 to 4 percent prior) and an assumption of 2 to 2.5 percent growth for our total global market (from 2 to 4 percent prior). The Company now expects full-year 2019 sales growth in the range of 5.5 to 6.5 percent (from 6 to 7.5 percent prior), reflecting the soft second quarter market and slower second half ramp up of building product demand in the U.S., and the weaker Canadian housing market.

The Company also adjusted its full-year 2019 EPS outlook before charges/gains, with a new range of $3.53 to $3.67 versus the prior range of $3.53 to $3.77.

The Company expects to generate free cash flow of approximately $480 to $500 million for the full year 2019, which includes accelerated investments in capacity and inventory to support new composite decking customers.

“Although the softer housing market overall prompts a change to our full-year outlook, we continue to win and take share in those areas where we are targeting growth: in-stock and other value cabinetry products, across plumbing broadly, and in Fiberon, where we continue to convert and attract new customers,” said Klein. “At a high level, consumers continue to be in a strong position, interest rates are low and housing demand remains solid. I am pleased with the progress we have made to position ourselves for growth in the second half of this year and into 2020, as the market begins to reaccelerate,” said Klein.

About Fortune Brands

Fortune Brands Home & Security, Inc. (NYSE: FBHS), headquartered in Deerfield, Ill., creates products and services that fulfill the dreams of homeowners and help people feel more secure. The Company's operating segments are Plumbing, Cabinets, and Doors & Security. Its trusted brands include Moen, Perrin & Rowe, Riobel, Rohl, Shaws and Victoria + Albert under the Global Plumbing Group (GPG); more than a dozen core brands under MasterBrand Cabinets; Therma-Tru entry door systems, Fiberon composite decking and Master Lock and SentrySafe security products in the Doors & Security segment. Fortune Brands holds market leadership positions in all of its segments. Fortune Brands is part of the S&P 500 Index. For more information, please visit www.FBHS.com.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains certain “forward-looking statements” regarding business strategies, market potential, future financial performance, the potential of our brands, and other matters. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “estimates,” “plans,” “look to,” “outlook,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans and expectations of our management. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those indicated in such statements. Our actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including the factors discussed in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission. The forward-looking statements included in this release are made as of the date hereof, and except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this release.

Use of Non-GAAP Financial Information

This press release includes measures not derived in accordance with generally accepted accounting principles (“GAAP”), such as diluted earnings per share before charges/gains, operating income before charges/gains, sales excluding FX, sales excluding Canada, operating margin before charges/gains and free cash flow. These measures should not be considered in isolation or as a substitute for any measure derived in accordance with GAAP and may also be inconsistent with similar measures presented by other companies. Reconciliations of these measures to the most closely comparable GAAP measures, and reasons for the Company’s use of these measures, are presented in the attached pages.

FORTUNE BRANDS HOME & SECURITY, INC.
(In millions, except per share amounts)
(Unaudited)

Net Sales

	Three Months Ended June 30,				Six Months Ended June 30,
	2019	2018	% Change		2019	2018	% Change
Net Sales (GAAP)				Net Sales (GAAP)
Cabinets	$635.0	$637.6	-	Cabinets	$1,208.0	$1,194.8	1
Plumbing	506.1	483.7	5	Plumbing	964.7	933.4	3
Doors & Security (d)	366.1	307.7	19	Doors & Security (d)	662.4	555.4	19
Total Net Sales	$1,507.2	$1,429.0	5	Total Net Sales	$2,835.1	$2,683.6	6

Current Quarter Operating Income

	Before Charges & Gains				GAAP

	Three Months Ended June 30,				Three Months Ended June 30,
Operating Income (loss) Before Charges/Gains (a)	2019	2018	% Change	Operating Income (loss)	2019	2018	% Change
Cabinets	$67.3	$81.2	(17)	Cabinets	$65.7	$69.4	(5)
Plumbing	114.5	101.3	13	Plumbing	106.7	95.3	12
Doors & Security (d)	50.2	48.0	5	Doors & Security (d)	50.0	45.3	10
Corporate Expenses	(20.0)	(21.3)	6	Corporate Expenses	(20.0)	(21.4)	7

Total Operating Income Before Charges/Gains	$212.0	$209.2	1	Total Operating Income (GAAP)	$202.4	$188.6	7

Earnings Per Share Before Charges/Gains (b)				Diluted EPS from Continuing Operations (GAAP)
Diluted - Continuing Operations	$1.03	$1.00	3	Diluted EPS - Continuing Operations	$0.97	$0.88	10

EBITDA Before Charges/Gains (c)	$250.4	$246.1	2	Income from Continuing Operations, net of tax	$137.1	$129.7	6

Year to Date Operating Income

	Before Charges & Gains				GAAP

	Six Months Ended June 30,				Six Months Ended June 30,
Operating Income (loss) Before Charges/Gains (a)	2019	2018	% Change	Operating Income (loss)	2019	2018	% Change
Cabinets	$111.9	$105.4	6	Cabinets	$108.9	$93.5	16
Plumbing	205.0	193.7	6	Plumbing	195.9	183.7	7
Doors & Security (d)	76.3	77.0	(1)	Doors & Security (d)	72.4	73.5	(1)
Corporate Expenses	(39.2)	(42.6)	8	Corporate Expenses	(39.2)	(42.7)	8

Total Operating Income Before Charges/Gains	$354.0	$333.5	6	Total Operating Income (GAAP)	$338.0	$308.0	10

Earnings Per Share Before Charges/Gains (b)				Diluted EPS From Continuing Operations (GAAP)
Diluted - Continuing Operations	$1.65	$1.55	7	Diluted EPS - Continuing Operations	$1.57	$1.37	15

EBITDA Before Charges/Gains (c)	$430.1	$406.3	6	Income from Continuing Operations, net of tax	$221.6	$204.8	8

(a) (b) (c) For definitions of Non-GAAP measures, see Definitions of Terms page
(d) For definitions of GAAP measures, see Definitions of Terms page

FORTUNE BRANDS HOME & SECURITY, INC.
CONDENSED CONSOLIDATED BALANCE SHEET (GAAP)
(In millions)
(Unaudited)

	June 30,	December 31,
	2019	2018

Assets
Current assets
Cash and cash equivalents	$276.3	$262.9
Accounts receivable, net	706.2	571.7
Inventories	741.9	678.9
Other current assets	192.5	172.6
Total current assets	1,916.9	1,686.1

Property, plant and equipment, net	804.9	813.4
Goodwill	2,085.7	2,080.3
Other intangible assets, net of accumulated amortization	1,229.2	1,246.8
Other assets	306.7	138.0
Total assets	$6,343.4	$5,964.6

Liabilities and Equity
Current liabilities
Short-term debt	$749.3	$525.0
Accounts payable	476.6	459.0
Other current liabilities	469.3	508.1
Total current liabilities	1,695.2	1,492.1

Long-term debt	1,666.0	1,809.0
Deferred income taxes	167.9	162.6
Other non-current liabilities	469.6	320.9
Total liabilities	3,998.7	3,784.6

Stockholders' equity	2,343.5	2,178.2
Noncontrolling interests	1.2	1.8
Total equity	2,344.7	2,180.0
Total liabilities and equity	$6,343.4	$5,964.6

FORTUNE BRANDS HOME & SECURITY, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(In millions)
(Unaudited)

	Six Months Ended June 30,
	2019	2018
Operating Activities
Net income	$221.6	$204.6
Depreciation and amortization	76.0	71.4
Non-cash lease expense	17.9	-
Deferred taxes	5.0	(9.9)
Asset impairment charges	1.7	-
Other noncash items	15.0	25.7
Changes in assets and liabilities, net	(225.2)	(154.5)
Net cash provided by operating activities	$112.0	$137.3

Investing Activities
Capital expenditures	$(54.9)	$(67.2)
Proceeds from the sale of assets	4.1	0.7
Cost of acquisitions, net of cash	-	(5.8)
Net cash used by investing activities	$(50.8)	$(72.3)

Financing Activities
Increase in debt, net	$80.0	$635.0
Proceeds from the exercise of stock options	6.1	3.8
Treasury stock purchases	(50.0)	(602.7)
Dividends to stockholders	(61.7)	(58.6)
All other	(27.4)	(12.7)
Net cash used by financing activities	$(53.0)	$(35.2)

Effect of foreign exchange rate changes on cash	4.9	(7.3)

Net increase in cash and cash equivalents	$13.1	$22.5
Cash, cash equivalents and restricted cash* at beginning of period	270.7	323.0
Cash, cash equivalents and restricted cash* at end of period	$283.8	$345.5

FREE CASH FLOW	Six Months Ended June 30,		2019 Full Year
	2019	2018	Approximation

Free Cash Flow**	$67.3	$74.6	$ 480.0 - 500.0
Add:
Capital expenditures	54.9	67.2	150.0 - 167.0
Less:
Proceeds from the sale of assets	4.1	0.7	4.1
Proceeds from the exercise of stock options	6.1	3.8	8.0 - 10.0
Cash Flow From Operations (GAAP)	$112.0	$137.3	$ 617.9 - 652.9

*Restricted cash of $7.5 million is included in other assets as of June 30, 2019 within our Condensed Consolidated Balance Sheet. There was no restricted cash as of June 30, 2018.

** Free cash flow is cash flow from operations calculated in accordance with U.S. generally accepted accounting principles ("GAAP") less net capital expenditures (capital expenditures less proceeds from the sale of assets including property, plant and equipment, and the proceeds from the exercise of stock options). Free cash flow does not include adjustments for certain non-discretionary cash flows such as mandatory debt repayments. Free cash flow is a measure not derived in accordance with GAAP. Management believes that free cash flow provides investors with helpful supplemental information about the Company's ability to fund internal growth, make acquisitions, repay debt and related interest, pay dividends and repurchase common stock. This measure may be inconsistent with similar measures presented by other companies.

FORTUNE BRANDS HOME & SECURITY, INC.
CONSOLIDATED STATEMENT OF INCOME (GAAP)
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2019	2018	% Change	2019	2018	% Change

Net Sales	$1,507.2	$1,429.0	5	$2,835.1	$2,683.6	6

Cost of products sold	969.6	904.9	7	1,838.7	1,719.9	7

Selling, general
and administrative expenses	320.6	316.5	1	632.6	627.7	1

Amortization of intangible assets	10.1	8.2	23	20.1	16.4	23

Restructuring charges	4.5	10.8	(58)	5.7	11.6	(51)

Operating Income	202.4	188.6	7	338.0	308.0	10

Interest expense	24.5	17.4	41	48.2	32.1	50

Other income, net	(0.7)	(3.4)	79	(1.9)	(6.2)	69

Income from continuing operations before income taxes	178.6	174.6	2	291.7	282.1	3

Income taxes	41.5	44.9	(8)	70.1	77.3	(9)

Income from continuing operations, net of tax	$137.1	$129.7	6	$221.6	$204.8	8

Loss from discontinued operations, net of tax	-	-	-	-	(0.2)	100

Net income	$137.1	$129.7	6	$221.6	$204.6	8

Less: Noncontrolling interests	(0.4)	0.1	(500)	(0.6)	-	(100)

Net income attributable to
Fortune Brands Home & Security	$137.5	$129.6	6	$222.2	$204.6	9

Earnings Per Common Share, Diluted:
Net Income from continuing operations	$0.97	$0.88	10	$1.57	$1.37	15

Diluted Average Shares Outstanding	141.3	146.7	(4)	141.6	149.4	(5)

DILUTED EPS BEFORE CHARGES/GAINS RECONCILIATION

For the three months ended June 30, 2019, diluted EPS before charges/gains is net income from continuing operations, net of tax less noncontrolling interests calculated on a diluted per-share basis excluding $9.6 million ($7.5 million after tax or $0.06 per diluted share) of restructuring and other charges and a tax item of $0.1 million.

For the six months ended June 30, 2019, diluted EPS before charges/gains is net income from continuing operations, net of tax less noncontrolling interests calculated on a diluted per-share basis excluding $16.0 million ($12.2 million after tax or $0.08 per diluted share) of restructuring and other charges and a net tax benefit of $0.4 million.

For the three months ended June 30, 2018, diluted EPS before charges/gains is net income from continuing operations, net of tax less noncontrolling interests calculated on a diluted per-share basis excluding $20.6 million ($16.3 million after tax or $0.11 per diluted share) of restructuring and other charges and a tax expense associated with the 2017 sale of a product line of $0.7 million ($0.01 per diluted share).

For the six months ended June 30, 2018, diluted EPS before charges/gains is net income from continuing operations, net of tax less noncontrolling interests calculated on a diluted per-share basis excluding $25.5 million ($20.8 million after tax or $0.14 per diluted share) of restructuring and other charges and a net charge related to the Tax Cuts and Jobs Act of 2017 and tax expense associated with the 2017 sale of a product line of $6.1 million ($0.04 per diluted share).

	Three Months Ended June 30,			Six Months Ended June 30,
	2019	2018	% Change	2019	2018	% Change

Earnings Per Common Share - Diluted
Diluted EPS Before Charges/Gains - Continuing Operations (b)	$1.03	$1.00	3	$1.65	$1.55	7

Restructuring and other charges	(0.06)	(0.11)	46	(0.08)	(0.14)	43
Tax items	-	(0.01)	100	-	(0.04)	100

Diluted EPS - Continuing Operations	$0.97	$0.88	10	$1.57	$1.37	15

RECONCILIATION OF FULL YEAR 2019 EARNINGS GUIDANCE TO GAAP

The Company is targeting diluted EPS before charges/gains from continuing operations to be in the range of $3.53 to $3.67 per share. For the full year, on a GAAP basis, the Company is targeting diluted EPS from continuing operations to be in the range of $3.43 to $3.57 per share and including the full year impact of previously announced restructuring actions. Reconciliation of non-GAAP diluted EPS guidance to GAAP diluted EPS guidance cannot be provided without unreasonable efforts on a forward-looking basis due to the high variability and low visibility with respect to gains and losses associated with our defined benefit plans and restructuring and other charges, which are excluded from the diluted EPS before charges/gains. In addition, the Company's GAAP EPS range assumes the Company incurs no gains or losses associated with its defined benefit plans during 2019.

(b) For definitions of Non-GAAP measures, see Definitions of Terms page

FORTUNE BRANDS HOME & SECURITY, INC.
(In millions)
(Unaudited)

RECONCILIATION OF EBITDA BEFORE CHARGES/GAINS TO INCOME FROM CONTINUING OPERATIONS

	Three Months Ended June 30,			Six Months Ended June 30,
	2019	2018	% Change	2019	2018	% Change

EBITDA BEFORE CHARGES/GAINS (c)	$250.4	$246.1	2	$430.1	$406.3	6

Depreciation*	$(27.6)	$(25.3)	(9)	$(54.1)	$(50.2)	(8)
Amortization of intangible assets	(10.1)	(8.2)	(23)	(20.1)	(16.4)	(23)
Restructuring and other charges	(9.6)	(20.6)	53	(16.0)	(25.5)	37
Interest expense	(24.5)	(17.4)	(41)	(48.2)	(32.1)	(50)
Income taxes	(41.5)	(44.9)	8	(70.1)	(77.3)	9

Income from continuing operations, net of tax	$137.1	$129.7	6	$221.6	$204.8	8

* Depreciation excludes accelerated depreciation expense of $0.6 million and $1.9 million for the three and six months ended June 30, 2019, respectively, $4.4 million and $4.8 million for the three and six months ended June 30, 2018, respectively. Accelerated depreciation is included in restructuring and other charges. Depreciation for the three and six months ended June 30, 2018 was corrected to properly exclude the aforementioned accelerated depreciation.

(c) For definitions of Non-GAAP measures, see Definitions of Terms page

FORTUNE BRANDS HOME & SECURITY, INC.
Reconciliation of Income Statement - GAAP to Before Charges/Gains Information
Three Months Ended June 30,
in millions, except per share amounts
(unaudited)

		Before Charges/Gains adjustments

		Restructuring		Before
	GAAP	and other	Tax Items (2)	Charges/Gains
	(unaudited)	charges		(Non-GAAP)

2019	SECOND QUARTER

Net Sales	$1,507.2	-	-

Cost of products sold	969.6	(2.3)	-
Selling, general & administrative expenses	320.6	(2.8)	-
Amortization of intangible assets	10.1	-	-
Restructuring charges	4.5	(4.5)	-

Operating Income	202.4	9.6	-	212.0

Interest expense	24.5	-	-
Other income, net	(0.7)	-	-
Income from continuing operations before income taxes	178.6	9.6	-	188.2

Income taxes	41.5	1.8	(0.1)

Income from continuing operations, net of tax	$137.1	7.8	0.1	$145.0

Income from discontinued operations, net of tax	-	-	-

Net Income	137.1	-	-

Less: Noncontrolling interests (1)	(0.4)	0.3	-

Net Income attributable
to Fortune Brands Home & Security, Inc.	$137.5	7.5	0.1	$145.1

Income from continuing operations, net of tax
less noncontrolling interests	$137.5	7.5	0.1	$145.1

Diluted Average Shares Outstanding	141.3			141.3

Diluted EPS - Continuing Operations	0.97			1.03

2018

Net Sales	$1,429.0	-	-

Cost of products sold	904.9	(8.1)	-
Selling, general & administrative expenses	316.5	(1.7)	-
Amortization of intangible assets	8.2	-	-
Restructuring charges	10.8	(10.8)	-

Operating Income	188.6	20.6	-	209.2

Interest expense	17.4	-	-
Other income, net	(3.4)	-	-
Income from continuing operations before income taxes	174.6	20.6	-	195.2

Income taxes	44.9	4.3	(0.7)

Income from continuing operations, net of tax	$129.7	16.3	0.7	$146.7

Income from discontinued operations, net of tax	-	-	-

Net Income	129.7	-	-

Less: Noncontrolling interests	0.1	-	-

Net Income attributable
to Fortune Brands Home & Security, Inc.	$129.6	16.3	0.7	$146.6

Income from continuing operations, net of tax
less noncontrolling interests	$129.6	16.3	0.7	$146.6

Diluted Average Shares Outstanding	146.7			146.7

Diluted EPS - Continuing Operations	0.88			1.00

(1) Includes minority shareholder share of restructuring and other charges in our China plumbing operations.
(2) Tax items for the three months ended June 30, 2019 represent foreign exchange movement related to the impact of the Tax Cuts and Jobs Act of 2017 (the "Tax Act") recorded in prior periods. Tax Items for the three months ended June 30, 2018, represent an adjustment to the tax impact of the loss on sale of a product line disposed of in 2017.

FORTUNE BRANDS HOME & SECURITY, INC.
Reconciliation of Income Statement - GAAP to Before Charges/Gains Information
Six Months Ended June 30,
in millions, except per share amounts
(unaudited)

		Before Charges/Gains adjustments

		Restructuring		Before
	GAAP	and other	Tax Items (2)	Charges/Gains
	(unaudited)	charges		(Non-GAAP)

2019	YEAR TO DATE

Net Sales	$2,835.1	-	-

Cost of products sold	1,838.7	(7.3)	-
Selling, general & administrative expenses	632.6	(3.0)	-
Amortization of intangible assets	20.1	-	-
Restructuring charges	5.7	(5.7)	-

Operating Income	338.0	16.0	-	354.0

Interest expense	48.2	-	-
Other income, net	(1.9)	-	-
Income from continuing operations before income taxes	291.7	16.0	-	307.7

Income taxes	70.1	3.3	0.4

Income from continuing operations, net of tax	$221.6	12.7	(0.4)	$233.9

Income from discontinued operations, net of tax	-	-	-

Net Income	221.6	-	-

Less: Noncontrolling interests (1)	(0.6)	0.5	-

Net Income attributable
to Fortune Brands Home & Security, Inc.	$222.2	12.2	(0.4)	$234.0

Income from continuing operations, net of tax
less noncontrolling interests	$222.2	12.2	(0.4)	$234.0

Diluted Average Shares Outstanding	141.6			141.6

Diluted EPS - Continuing Operations	1.57			1.65

2018

Net Sales	$2,683.6	-	-

Cost of products sold	1,719.9	(9.6)	-
Selling, general & administrative expenses	627.7	(4.3)	-
Amortization of intangible assets	16.4	-	-
Restructuring charges	11.6	(11.6)	-

Operating Income	308.0	25.5	-	333.5

Interest expense	32.1	-	-
Other income, net	(6.2)	-	-
Income from continuing operations before income taxes	282.1	25.5	-	307.6

Income taxes	77.3	4.7	(6.1)

Income from continuing operations, net of tax	$204.8	20.8	6.1	$231.7

Loss from discontinued operations, net of tax	(0.2)	-	-

Net Income	204.6	-	-

Less: Noncontrolling interests	-	-	-

Net Income attributable
to Fortune Brands Home & Security, Inc.	$204.6	20.8	6.1	$231.5

Income from continuing operations, net of tax
less noncontrolling interests	$204.8	20.8	6.1	$231.7

Diluted Average Shares Outstanding	149.4			149.4

Diluted EPS - Continuing Operations	1.37			1.55

(1) Includes noncontrolling interests share of restructuring and other charges in our China plumbing operations.
(2) Tax items for the six months ended June 30, 2019 represent foreign exchange movement related to the impact of the Tax Cuts and Jobs Act of 2017 (the "Tax Act") recorded in prior periods. Tax items for the six months ended June 30, 2018 represent an update to the estimated impact of the Tax Act and an adjustment to the tax impact of the loss on sale of a product line disposed of in 2017.

FORTUNE BRANDS HOME & SECURITY, INC.
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2019	2018	% Change	2019	2018	% Change
Net Sales (GAAP)
Cabinets	$635.0	$637.6	-	$1,208.0	$1,194.8	1
Plumbing	506.1	483.7	5	964.7	933.4	3
Doors & Security (d)	366.1	307.7	19	662.4	555.4	19
Total Net Sales	$1,507.2	$1,429.0	5	$2,835.1	$2,683.6	6

Operating Income (loss)
Cabinets	$65.7	$69.4	(5)	$108.9	$93.5	16
Plumbing	106.7	95.3	12	195.9	183.7	7
Doors & Security (d)	50.0	45.3	10	72.4	73.5	(1)
Corporate expenses	(20.0)	(21.4)	7	(39.2)	(42.7)	8

Total Operating Income (GAAP)	$202.4	$188.6	7	$338.0	$308.0	10

OPERATING INCOME BEFORE CHARGES/GAINS RECONCILIATION

Operating Income (loss) Before Charges/Gains (a)
Cabinets	$67.3	$81.2	(17)	$111.9	$105.4	6
Plumbing	114.5	101.3	13	205.0	193.7	6
Doors & Security (d)	50.2	48.0	5	76.3	77.0	(1)
Corporate expenses	(20.0)	(21.3)	6	(39.2)	(42.6)	8

Total Operating Income Before Charges/Gains (a)	212.0	209.2	1	354.0	333.5	6
Restructuring and other charges (1) (2)	(9.6)	(20.6)	53	(16.0)	(25.5)	37
Total Operating Income (GAAP)	$202.4	$188.6	7	$338.0	$308.0	10

(1) Restructuring charges are costs incurred to implement significant cost reduction initiatives and include workforce reduction costs.

(2) "Other charges" represent charges or gains directly related to restructuring initiatives that cannot be reported as restructuring under GAAP. Such costs may include losses on disposal of inventories, trade receivables allowances from exiting product lines, impairments related to previously closed facilities and the losses on the sale of closed facilities totaling $5.1 million and $8.5 million for the three and six months ended June 30, 2019, respectively, and $5.5 million and $5.4 million for the three and six months ended June 30, 2018.

In our Doors & Security segment, other charges also includes an acquisition-related inventory step-up expense classified in cost of products sold of $1.8 million for the six months ended June 30, 2019. In our Plumbing segment, other charges also includes an acquisition-related inventory step-up expense classified in cost of products sold of $1.7 million and $3.4 million for the three and six months ended June 30, 2018, and compensation expense classified in selling, general and administrative expense of $2.5 million and $5.0 million, respectively, related to deferred purchase price consideration payable to certain former Victoria + Albert shareholders contingent on their employment through October 2018. In Corporate, other charges include $0.1 million for the three and six months ended June 30, 2018 of expense associated with our assessment of the impact on the Company from the Tax Cuts and Jobs Act of 2017.

(a) For definitions of Non-GAAP measures, see Definitions of Terms page
(d) For definitions of GAAP measures, see Definitions of Terms page

FORTUNE BRANDS HOME & SECURITY, INC.
BEFORE CHARGES/GAINS OPERATING MARGIN TO OPERATING MARGIN
(Unaudited)

	Three Months Ended June 30,
	2019	2018	Change

CABINETS
Before Charges/Gains Operating Margin	10.6%	12.7%	(210) bps
Restructuring & Other Charges	(0.3%)	(1.8%)
Operating Margin	10.3%	10.9%	(60) bps

PLUMBING
Before Charges/Gains Operating Margin	22.6%	20.9%	170 bps
Restructuring & Other Charges	(1.5%)	(1.2%)
Operating Margin	21.1%	19.7%	140 bps

DOORS & SECURITY
Before Charges/Gains Operating Margin	13.7%	15.6%	(190) bps
Restructuring & Other Charges	-	(0.9%)
Operating Margin	13.7%	14.7%	(100) bps

Total Company
Before Charges/Gains Operating Margin	14.1%	14.6%	(50) bps
Restructuring & Other Charges	(0.7%)	(1.4%)
Operating Margin	13.4%	13.2%	20 bps

Operating margin is calculated as operating income derived in accordance with GAAP divided by GAAP Net Sales. Before charges/gains operating margin is operating income derived in accordance with GAAP excluding restructuring and other charges, divided by GAAP net sales. Before charges/gains operating margin is a measure not derived in accordance with GAAP. Management uses this measure to evaluate the returns generated by FBHS and its business segments. Management believes this measure provides investors with helpful supplemental information regarding the underlying performance of the Company from period to period. This measure may be inconsistent with similar measures presented by other companies.

FORTUNE BRANDS HOME & SECURITY, INC.
RECONCILIATION OF PERCENTAGE CHANGE IN PLUMBING NET SALES EXCLUDING FX IMPACT TO PERCENTAGE CHANGE IN NET SALES (GAAP)
(Unaudited)

Three months ended June 30, 2019
% change

PLUMBING
Percentage change in Net Sales excluding FX impact	6%
FX impact	(1%)
Percentage change in Net Sales (GAAP)	5%

Plumbing net sales excluding FX impact is consolidated Plumbing net sales derived in accordance with GAAP excluding the impact of year-over-year FX changes on net sales. Management uses this measure to evaluate the overall performance of the Plumbing segment and believes this measure provides investors with helpful supplemental information regarding the underlying performance of the segment from period to period. This measure may be inconsistent with similar measures presented by other companies.

FORTUNE BRANDS HOME & SECURITY, INC.
RECONCILIATION OF PERCENTAGE CHANGE IN TOTAL COMPANY NET SALES EXCLUDING FX IMPACT TO PERCENTAGE CHANGE IN NET SALES (GAAP)
(Unaudited)

Three months ended June 30, 2019
% change

TOTAL COMPANY
Percentage change in Total Company Net Sales excluding FX impact	6%
FX impact	(1%)
Percentage change in Total Company Net Sales (GAAP)	5%

Total Company net sales excluding FX impact is consolidated total Company net sales derived in accordance with GAAP excluding the impact of year-over-year FX changes on net sales. Management uses this measure to evaluate the overall performance of the total Company and believes this measure provides investors with helpful supplemental information regarding the underlying performance of the segment from period to period. This measure may be inconsistent with similar measures presented by other companies.

Definitions of Terms: Non-GAAP Measures

(a) Operating income before charges/gains is operating income derived in accordance with GAAP excluding restructuring and other charges. Operating income before charges/gains is a measure not derived in accordance with GAAP. Management uses this measure to evaluate the returns generated by FBHS and its business segments. Management believes this measure provides investors with helpful supplemental information regarding the underlying performance of the Company from period to period. This measure may be inconsistent with similar measures presented by other companies.

(b) Diluted EPS before charges/gains for the three months ended June 30, 2019 and 2018 is income from continuing operations, net of tax, less noncontrolling interests calculated on a diluted per-share basis excluding restructuring and other charges and tax items. Diluted EPS before charges/gains is a measure not derived in accordance with GAAP. Management uses this measure to evaluate the overall performance of the Company and believes this measure provides investors with helpful supplemental information regarding the underlying performance of the Company from period to period. This measure may be inconsistent with similar measures presented by other companies.

(c) EBITDA before charges/gains is income from continuing operations, net of tax, derived in accordance with GAAP excluding restructuring and other charges, depreciation, asset impairments, amortization of intangible assets, interest expense, and income taxes. EBITDA before charges/gains is a measure not derived in accordance with GAAP. Management uses this measure to assess returns generated by FBHS. Management believes this measure provides investors with helpful supplemental information about the Company's ability to fund internal growth, make acquisitions and repay debt and related interest. This measure may be inconsistent with similar measures presented by other companies.

Definitions of Terms: GAAP Measures

(d) As previously announced, we combined our Doors and Security segments into a new reportable segment 'Doors & Security'. Reporting for the new Doors & Security segment began in the third quarter of 2018 and historical financial segment information has been restated to conform to the new segment presentation.

Contacts

INVESTOR and MEDIA CONTACT:
Kaveh Bakhtiari
847-484-4573
kaveh.bakhtiari@FBHS.com